o 150 P-3

                       SUPPLEMENT DATED JANUARY 1, 2001
                             TO THE PROSPECTUS OF

                    FRANKLIN BALANCE SHEET INVESTMENT FUND
                              DATED MARCH 1, 2000

The prospectus is amended as follows:

I. All NEW accounts opened after January 1, 2001 will be subject to the following sales charge schedule:

SALES CHARGES

                             THE SALES CHARGE
                              MAKES UP THIS %     WHICH EQUALS THIS %
                             OF THE OFFERING         OF YOUR NET
WHEN YOU INVEST THIS AMOUNT       PRICE              INVESTMENT
---------------------------------------------------------------------
Under $50,000                      5.75                 6.10
$50,000 but under $100,000         4.50                 4.71
$100,000 but under $250,000        3.50                 3.63
$250,000 but under $500,000        2.50                 2.56
$500,000 but under $1              2.00                 2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 14), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

II. All EXISTING accounts as of close of business December 31, 2000, will continue to follow the current A share sales charge schedule, with a maximum sales charge of 1.5%. Any share purchases pursuant to Letters of Intent signed on or before December 31, 2000, will be subject to the sales charge schedule in effect prior to January 1, 2001.

               Please keep this supplement for future reference.